--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2004

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-A4)

                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                    333-112231                   33-3416059
        --------                    ----------                   ----------
(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

4 World Financial Center
New York, New York                                                  10281
------------------                                                  -----
(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (212) 449-1000

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

Item 8.01. Other Events.
           ------------

                  Consent of Thacher Proffitt & Wood LLP.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                ITEM 601(A) OF
                REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                            DESCRIPTION
-----------       -----------                            -----------
    1                  23                    Consent of Thacher Proffitt & Wood
                                             LLP, legal counsel for Merrill
                                             Lynch Mortgage Investors, Inc. with
                                             respect to the Merrill Lynch
                                             Mortgage Investors, Inc., Mortgage
                                             Pass-Through Certificates, Series
                                             2004-A4.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 MERRILL LYNCH MORTGAGE
                                                 INVESTORS, INC.

                                                 By: /s/ Andrew Beal
                                                    ----------------------
                                                 Name:   Andrew Beal
                                                 Title:  Managing Director

Dated: October 26, 2004

                                  EXHIBIT INDEX

Item 601(a) of             Sequentially Exhibit            Regulation S-K                  Numbered
    Number                      Exhibit No.                  Description                     Page
    ------                      -----------                  -----------                     ----
      1                             23                       Law Firms'                        6
                                                               Consent